CANNABINOID BIOSCIENCES, INC

Financial Statements

Period From May 6, 2014 (inception) to December 31, 2018

TOGETHER WITH INDEPENDENT

ACCOUNTANT AUDIT REPORT

MICHAEL J HADZIPANAJOTIS, CPA

CPA & Consulting Services

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors

Cannabinoid Biosciences, Inc.

We have audited the accompanying financial statements of Cannabinoid Biosciences, Inc. (A Development Stage Company) which comprise the balance sheets as of December 31, 2018 and 2017 and the related statements of operations, changes in stockholders' deficit, and cash flows for the two year period ended December 31, 2018 and for the period from May 6, 2014 (Inception) to December 31, 2018, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cannabinoid Biosciences, Inc. as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the two year period ended December 31, 2018 and for the period May 6, 2014 (Inception) to December 31, 2018, in accordance with accounting principles generally accepted in the United States of America.

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not generated any revenues or profits since inception, and has sustained a net loss of $36,945 for the period from May 6, 2014 (inception) to December 31, 2018. These factors as discussed in Note 5 of the financial statements raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

_/s/ MICHAEL J HADZIPANAJOTIS, CPA __

MICHAEL J HADZIPANAJOTIS, CPA

Belmont, MA

March 25, 2019

CANNABINOID BIOSCIENCES, INC.

(A Development Stage Company)

BALANCE SHEET

	December 31, 2018	December 31, 2017
ASSETS

Cash and cash equivalents	$ 1,393	$ 200

Total assets	$ 1,393	$ 200

LIABILITIES AND STOCKHOLDERS' DEFICIT

Liabilities:

Current liabilities	$ 2,400	$ 1,600

Long-term liabilities	$ 9,038	$ 3,791

Total liabilities	11,438	5,391

Stockholders' deficit:

Common stock ($0.0001 par value)	1,670	1,200
1,000,000,000 shares authorized, no par
16,700,000 issued and outstanding on 12/31/2018, and
12,000,000 issued and outstanding on 12/31/2017 respectively.

Additional Paid-in Capital	25,230	400
Accumulated Deficits	(36,945)	(6,791)

Total stockholders' equity	(10,045)	(993)

Total liabilities and stockholders' equity	$ 1,393	$ 200

The accompanying notes are an integral part of these financial statements

CANNABINOID BIOSCIENCES, INC.

(A Development Stage Company)

STATEMENT OF OPERATIONS

		For the year ended Dec. 31, 2018	For the year ended Dec. 31, 2017	From May 6, 2014 (inception) to Dec. 31, 2018
REVENUE
	Total revenue	$ -	$ -	$ -

EXPENSES:

	Rent expense	7,560	600	9,760
	Telephone expense	3,941	2,798	6,740
	Other operating expenses	18,653	800	19,646

	Total operating expenses	30,154	4,198	36,146

NET LOSS FROM OPERATIONS		(30,154)	(4,198)	(36,146)

NET LOSS		$ (36,154)	$ (4,198)	$ (36,146)

Basic and diluted loss per common share		$ (0.00181)	$ (0.00035)	$(0.00216)

Weighted average number of common shares outstanding
Basic and diluted		16,700,000	12,000,000	16,700,000

	The accompanying notes are an integral part of these financial statements

CANNABINOID BIOSCIENCES, INC.

(A Development Stage Company)

STATEMENT OF STOCKHOLDERS' EQUITY

For the period from May 6, 2014 (inception) to December 31, 2018

				Deficit
				Accumulated
			Additional	during
	Common Stock		Paid-in	Development	Stockholder’s
	Shares	Amount	Capital	Stage	Deficit

Balance at May 6, 2014 (Inception)	-	$ -	$ -	$ -	$ -

Issuance of common stock at $0.0001 per share	12,000,000	1,200			1,200
Additional Paid-in Capital			400		400
Net Loss				(2,593)	(2,593)

Balance at December 31, 2016	12,000,000	$ 1,200	$ 400	$ (2,593)	$ (993)

Issuance of common stock at $0.0001 per share	-	-			-
Additional Paid-in Capital			0		0
Net Loss				(4,198)	(4,198)

Balance at December 31, 2017	12,000,000	$ 1,200	$ 400	$ (6,791)	$ (5,191)

Issuance of common stock at $0.0001 per share	4,700,000	470	24,830		25,300
Additional Paid-in Capital			0		0
Net Loss				(30,154)	(30,154)

Balance at December 31, 2018	16,700,000	$ 1,670	$ 25,230	$ (36,945)	$ (10,045)

The accompanying notes are an integral part of these financial statements

CANNABINOID BIOSCIENCES, INC.

(A Development Stage Company)

STATEMENT OF CASH FLOWS

	For the Year Ended 2018	For the Year Ended 2017	Cumulative from May 6, 2014 (inception) through Dec. 31, 2018
CASH FLOWS FROM OPERATING ACTIVITIES

Net Loss	(30,154)	(4,198)	(36,945)
Adjustments to reconcile net loss to net cash
provided/(used) by operating activities:
Increase (decrease) in:
Accounts Payable and other accrued liabilities	800	800	2,400

Total adjustments	800	800	2,400

Net cash used by operating activities	(29,354)	(3,398)	(34,545)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from loans payable	5,247	3,398	9,038
Proceeds from shares issued	25,300	-	26,900

Net cash provided by financing activities	30,547	3,398	35,938

Increase in cash	1,193	-	1,393

Cash - beginning of period	200	200	-

Cash - end of period	$ 1,393	$ 200	$ 1,393

The accompanying notes are an integral part of these financial statements

CANNABINOID BIOSCIENCES, INC.

NOTES TO FINANCIAL STATEMENTS

For the period from May 6, 2014 (inception) to December 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Activities

Cannabinoid Biosciences, Inc. was formed on May 6, 2014 under the name “CANNABINOID BIOSCIENCES, INC” a “C” corporation formed under the laws of the State of California.

Cannabinoid Biosciences, Inc. (hereinafter the “Company”) is a biopharmaceutical company, which intends to engage in the discovery, development and commercialization of cures and novel therapeutics from proprietary cannabinoid, cannabidiol, endocannabinoids, phytocannabinoids, and synthetic cannabinoids product platform suitable for specific treatments in a broad range of disease areas. The Company intends to operate through Research and Development, and Pipeline Acquisition. The Company intends to commercialize its products through collaborations with pharmaceutical companies for the specific treatments of diseases and medical conditions.  The Company has limited operations and is developing a business plan to focus on providing financial products and services to the legal cannabis businesses in California at first then expand to other parts of the United States once the legal environment is conducive for doing so. The company’s business plan focuses on building an array of accounting solutions for model dispensaries, production facilities, and product, as well as services providing back-office functions to legal-cannabis business.

Basis of Presentation

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America (GAAP).

The Company has elected to adopt early application of Accounting Standards Update No. 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements; the Company does not present or disclose inception-to-date information and other remaining disclosure requirements of Topic 915.  As a “Development Stage Entity,” the Company is still devoting substantially all of its efforts on establishing its business and its planned principal operations have not commenced. All losses accumulated, since inception, have been considered as part of the Company’s development stage activities.  The Company adopted the calendar year as its basis of reporting.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities and other items, as well as the reported revenues and expenses. Accordingly, actual results could differ from those estimates.

CANNABINOID BIOSCIENCES, INC.

NOTES TO FINANCIAL STATEMENTS

For the period from May 6, 2014 (inception) to December 31, 2018

Cash and Cash Equivalents

For the purpose of the statement of cash flows, cash equivalents include time deposits, certificate of deposits, and all highly liquid debt instruments with original maturities of three months or less.

Property and Depreciation

The Company capitalizes significant purchases of property and equipment expected to be utilized over more than one fiscal year. Purchased property and equipment are stated on the basis of cost and donated items are recorded at their current estimated fair market value at date of donation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets.

Income Taxes

The Company accounts for income taxes in accordance with ASC Topic 740, Income Taxes. ASC 740 requires a company to use the asset and liability method of accounting for income taxes, whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion, or all of, the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Under ASC 740, a tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. The adoption had no effect on the Company’s consolidated financial statements.

Fair Value of Financial Instruments

The Company discloses fair value information about financial instruments based upon certain market assumptions and pertinent information available to management.

CANNABINOID BIOSCIENCES, INC.

NOTES TO FINANCIAL STATEMENTS

For the period from May 6, 2014 (inception) to December 31, 2018

Revenue and Cost Recognition

The Company intends to earn revenues through the sale of its app for smartphones. The Company recognizes revenue in accordance with FASB ASC 605, Revenue Recognition, only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the services have been provided, and collectability is assured. No revenues have been earned or recognized as of December 31, 2018. Expenses are recognized as incurred.

NOTE 2 – CASH AND CASH EQUIVALENTS

Cash and cash equivalents at interim period end consist of the following:

Checking and money market accounts:

	December 31, 2018	December 31, 2017

Cash	$ 1,393	$ 200

Total	$ 1,393	$ 200

NOTE 3 – CONCENTRATIONS OF CREDIT AND MARKET RISK

Financial instruments that potentially expose the Company to concentrations of credit and market risk consist primarily of cash and cash equivalents. Cash and cash equivalents are maintained at financial institutions and accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $250,000. At December 31, 2018, the Company had $0 of uninsured balances at these institutions.

NOTE 4 – FAIR VALUE MEASUREMENTS

Fair values of assets measured on a recurring basis at December 31, 2018 are as follows:

Quoted Prices in Active
		markets	Observable	Unobservable
	for Identical Assets		Inputs	Inputs
	FMV	(Level 1)	(Level 2)	(Level 3)
Cash-2018:
Cash	$1,393	NONE	NONE	NONE

CANNABINOID BIOSCIENCES, INC.

NOTES TO FINANCIAL STATEMENTS

For the period from May 6, 2014 (inception) to December 31, 2018

NOTE 5 – GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has not generated any revenues or profits since inception, and has sustained a net loss of $36,945 for the period from May 6, 2014 (inception) to December 31, 2018. The Company’s ability to continue as a going concern for the next twelve months is dependent upon its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date, and its ability to obtain additional capital financing from investors. These factors, among others, raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period of time. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management plans to raise additional equity capital to the Company as necessary to fund expenditures until the Company’s planned principal operations can generate sufficient cash flows to sustain operations. No assurance can be made that these efforts will be successful and sustain the Company for a reasonable period of time.

NOTE 6.         RELATED PARTY TRANSACTIONS

During the period from May 6, 2014 (inception) to December 31, 2018, the Company paid rent $2,200 to a company that is owned by the Company’s majority stockholder.

NOTE 7.         DEFERRED INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A full valuation allowance is established against all net deferred tax assets as of December 31, 2018 and 2017 based on estimates of recoverability. While the Company has optimistic plans for its business strategy, it determined that such a valuation allowance was necessary given the current and expected near term losses and the uncertainty with respect to its ability to generate sufficient profits from its business model. Because of the impacts of the valuation allowance, there was no income tax expense or benefit for the period from May 6, 2014 (inception) to December 31, 2018.

CANNABINOID BIOSCIENCES, INC.

NOTES TO FINANCIAL STATEMENTS

For the period from May 6, 2014 (inception) to December 31, 2018

NOTE 7.         DEFERRED INCOME TAXES (CONT.)

A reconciliation of the differences between the effective and statutory income tax rates for the period ended December 31, 2018 and 2017:

	Percent	December 31, 2018	December 31, 2017

Federal statutory rates	34.00%	$(12,561.46)	$(2,308.94)
State income taxes	5.00%	(1,847.27)	(339.55)
Permanent differences	-0.50%	184.73	19.95
Valuation allowance against net deferred tax assets	-38.50%	14,224.00	2,614.54
Effective rate	0%	$-	$-

At December 31, 2018 and 2017, the significant components of the deferred tax assets are summarized below:

December 31, 2018		December 31, 2017
Deferred income tax asset
Net operation loss carryforwards	$ 14,224.00	$2,614.54
Total deferred income tax asset	14,224.00	2,614.54
Less: valuation allowance	(14,224.00)	(2,614.54)
Total deferred income tax asset	$-	$-

The valuation allowance increased by $11,609.32 by December 31, 2018 compared to December 31, 2017, as a result of the Company generating additional net operating losses of $30,154.

The Company has recorded as of December 31, 2018 and December 31, 2017, a valuation allowance of  $14,224.00 and  $2,614.54 respectively, as it believes that it is more likely than not that the deferred tax assets will not be realized in future years. Management has based its assessment on the Company’s lack of profitable operating history.  The Company conducts an analysis of its tax positions and has concluded that it has no uncertain tax positions as of December 31, 2018 and 2017. The Company has net operating loss carry-forwards of approximately $14,224.00. Such amounts are subject to IRS code section 382 limitations and expire in 2033.

CANNABINOID BIOSCIENCES, INC.

NOTES TO FINANCIAL STATEMENTS

For the period from May 6, 2014 (inception) to December 31, 2018

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Company has no real property and do not presently owned any interests in real estate. In January 2018, the Company entered into lease agreement with Poverty Solutions Inc., to lease office space at $550 per month. Prior to the lease, the Company for $50 per month, was renting a tiny space it uses to keep its records from Goldstein Franklin Inc., its registered services of process agent, as well as controlling shareholder. The Company’s executive, administrative and operating offices are located at 3699 Wilshire Blvd., Suite 610, Los Angeles, CA 90010.

From time to time, the Company may be involved in certain legal actions and claims arising in the normal course of business. Management is of the opinion that such matters will be resolved without material effect on the Company’s financial condition or results of operations.

NOTE 9.         RECENT ACCOUNTING PRONOUNCEMENTS

In June 2014, the FASB issued Accounting Standards Update (ASU) 2014-10 which eliminated the requirements for development stage entities to (1) present inception-to-date information in the statements of income, cash flows, and stockholders’ equity, (2) label the financial statements as those of a development stage entity, (3) disclose a description of the development stage activities in which the entity is engaged, and (4) disclose in the first year in which the entity is no longer a development stage entity that in prior years it had been in the development stage. This ASU is effective for annual reporting periods beginning after December 15, 2014, and interim periods beginning after December 15, 2015. Early application is permitted for any annual reporting period or interim period for which the entity’s financial statements have not yet been issued. Upon adoption, entities will no longer present or disclose any information required by Topic 915. The Company has early adopted the new standard effective as of the inception date.

In August 2014, the FASB issued ASU 2014-15 on “Presentation of Financial Statements Going Concern (Subtopic 205-40) – Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern”. Currently, there is no guidance in U.S. GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern or to provide related footnote disclosures. The amendments in this update provide such guidance. In doing so, the amendments are intended to reduce diversity in the timing and content of footnote disclosures. The amendments require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other

CANNABINOID BIOSCIENCES, INC.

NOTES TO FINANCIAL STATEMENTS

For the period from May 6, 2014 (inception) to December 31, 2018

NOTE 9.         RECENT ACCOUNTING PRONOUNCEMENTS (CONT.)

disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). The amendments in this update are effective for public and nonpublic entities for annual periods ending after December 15, 2016. Early adoption is permitted. The Company has not elected to early adopt this pronouncement.

Management does not believe that any recently issued, but not yet effective, accounting standards could have a material effect on the accompanying financial statements. As new accounting pronouncements are issued, we will adopt those that are applicable under the circumstances.

NOTE 10.       SUBSEQUENT EVENTS

Pursuant to ASC 855-10, the Company has evaluated all events or transactions that occurred from January 1, 2018 to November 23, 2018. The Company did not have any material recognizable subsequent events that required disclosure in these financial statements except for the following:

On January 10, 2019, the company sold 3,000,000 shares of its common stock to its board chairman for $30,000 cash.  This share sale is subject to Rule 144 restrictions.